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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   Form 8-K/A

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                 AMENDMENT TO CURRENT REPORT PURSUANT TO SECTION
               13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  Amendment No. 1 to Current Report on Form 8-K


         Date of Report (Date of earliest event reported) March 1, 1999
                                                          -------------


                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



           Virginia                     0-12954                54-1274108
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


6620 West Broad Street, Suite 240, Richmond, Virginia           23230
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code           (804) 287-5680
                                                             --------------
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Explanatory Note: This 8-K/A amends Item 7 in the Current Report on the Form 8-K for Cadmus Communications Corporation filed on March 12, 1999 to provide the financial data required by Item 7(b). Other portions of the original Form 8-K have not been amended.
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Item 2.       Acquisition or Disposition of Assets

     On March 1, 1999, Cadmus Communications Corporation ("Cadmus" or the "Company") consummated the sale of certain assets and liabilities related to the Company's Financial Communications ("CFC") division to R.R. Donnelly & Sons Company (the "purchaser"). The sale was pursuant to the terms of an Asset Purchase Agreement dated February 20, 1999, (the "Agreement"), by and among Washburn Graphics, Inc., Washburn of New York, Inc., Cadmus Communications Corporation, and the purchaser. A copy of which is filed as
     Exhibit 2 hereto and incorporated herein by reference.

     Pursuant to the Agreement, the Company sold certain of the assets and was relieved of certain of the liabilities which were employed by the Company in operating the Financial Communications division. The assets sold included certain receivables, inventory, and machinery and equipment, which were specific to CFC's business of marketing, selling and distribution of financial printing services, mutual fund printing services, shareholder communications printing services, and activities related thereto.

     The initial purchase price for the assets was $35 million in cash. The purchase price was established through arms-length negotiations among the parties. The funds received in the sale will be used to pay down debt.


Item 7.       Financial Statements and Exhibits.


     (a)  Financial Statements of Business Acquired.

          None

     (b)  Unaudited Pro Forma Consolidated Financial Data.

          See Exhibit 99.1, Unaudited Pro Forma Consolidated Financial Information.


     (c)  Exhibits

          10.1* Asset Purchase Agreement dated as of February 20, 1999, by and among Washburn Graphics, Inc., Washburn of New York, Inc., Cadmus Communications Corporation, and R. R. Donnelley & Sons Company - The schedules and exhibits to this Agreement are omitted in accordance with the instructions to Item 601 of Regulation S-K. A listing of such schedules and exhibits is found on pages (v) and (vi) of the Agreement and Cadmus hereby undertakes to supply the Commission supplementary with a copy of any such exhibits upon request.

          99.1  Unaudited Pro Forma Consolidated Financial Information

          * Filed as an exhibit to our Current Report on Form 8-K filed on March 12, 1999
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         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 11, 1999.


                            CADMUS COMMUNICATIONS CORPORATION


                            By: /s/ C. Stephenson Gillispie, Jr.
                                ------------------------------------------------
                                C. Stephenson Gillispie, Jr.
                                Chairman, President, and Chief Executive Officer
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                                 Exhibit Index

       Exhibit


       10.1* Asset Purchase Agreement dated as of February 20, 1999, by and among Washburn Graphics, Inc., Washburn of New York, Inc., Cadmus Communications Corporation, and R. R. Donnelley & Sons Company - The schedules and exhibits to this Agreement are omitted in accordance with the instructions to Item 601 of Regulation S-K. A listing of such schedules and exhibits is found on pages (v) and
              (vi) of the Agreement and Cadmus hereby undertakes to supply the Commission supplementary with a copy of any such exhibits upon request.

       99.1   Unaudited Pro Forma Consolidated Financial Information